Exhibit 10.3

ASSIGNMENT OF LEASES AND RENTS

Dated: March 14, 2012

in the amount of
$16,200,000.00

from

REP 80 ARKAY DRIVE, LLC
Assignor
a New York limited liability company
having an address at:
c/o Rechler Equity Partners
225 Broadhollow Road, Suite 184W
Melville, New York 11747

to

STANDARD MICROSYSTEMS CORPORATION
Lender
a Delaware corporation
having an address at:
80 Arkay Drive
Hauppauge, New York 11788

LOCATION OF PREMISES:
Street Address:80 Arkay Drive
City of:	Hauppauge
County of:	Suffolk
State of:	New York
Block:
Lot:
After recording, please return to:
Gary C. Hisiger, Esq.
MORITT HOCK & HAMROFF LLP
400 Garden City Plaza
Garden City, New York 11530

THIS ASSIGNMENT OF LEASES AND RENTS (this “Assignment”) made as of the 14th day of March, 2012, by REP 80 ARKAY DRIVE, LLC, a New York limited liability company having an office at c/o Rechler Equity Partners, 225 Broadhollow Road, Suite 184W, Melville, New York 11747 (the “Assignor”), in favor of STANDARD MICROSYSTEMS CORPORATION, a Delaware corporation having an office at 80 Arkay Drive, Hauppauge, New York 11788 (“Lender”).

W I T N E S S E T H:

WHEREAS, the Assignor is the owner of, that certain parcel of improved real property known as 80 Arkay Drive, Hauppauge, New York as more particularly described in Schedule A attached hereto and made a part hereof;

WHEREAS, this Assignment is given in connection with a loan (the “Loan”) in the principal sum of SIXTEEN MILLION TWO HUNDRED THOUSAND AND NO/00 DOLLARS ($16,200,000.00) (the “Mortgage Loan Amount”) made by Lender to Assignor; and

WHEREAS, the Mortgage Loan was evidenced by that certain Mortgage Loan Note dated as of the date hereof in the principal amount of the Mortgage Loan Amount (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note”); and

WHEREAS, the Note is secured by that certain Mortgage and Security Agreement dated the date hereof (as the same may be amended, increased, restated, replaced, supplemented or otherwise modified from time to time, the “Mortgage”) made by Assignor for the benefit of Lender and to be recorded simultaneously herewith, and

WHEREAS, Lender requires Assignor to further secure the payment of the Indebtedness (as defined in the Mortgage) and the performance of the Borrower of all of its obligations under the Note and the other Loan Documents (as defined in the Mortgage).

NOW THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Assignment, the parties hereto hereby agree as follows:

ARTICLE 1 - ASSIGNMENT

Section 1.1             Property Assigned. Assignor hereby absolutely and unconditionally assigns and grants to Lender the following property, rights, interests and estates, now owned, or hereafter acquired by Assignor:

(a)            Leases. All existing and future “leases” and “lease provisions” (as described in Exhibit B annexed hereto and made a part hereof) affecting the use, enjoyment, or occupancy of all or any part of that certain lot or piece of land, more particularly described in Exhibit A annexed hereto and made a part hereof, or all or any part of the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (collectively, the “Property”) and the right, title and interest of Borrower, its successors and assigns, therein and thereunder.

(b)            Other Leases and Agreements. All other leases and other agreements, whether or not in writing, affecting the use, enjoyment or occupancy of the Property or any portion thereof now or hereafter made, whether made before or after the filing by or against Borrower of any petition for relief under 11 U.S.C. §101 et seq., as the same may be amended from time to time (the “Bankruptcy Code”) together with any extension, renewal or replacement of the same, this Assignment of other present and future leases and present and future agreements being effective without further or supplemental assignment. The “leases” and the “lease provisions” described in Subsection 1.1(a) and the leases and other agreements described in this Subsection 1.1(b) are collectively referred to as the “Leases”.

(c)            Rents. All “rents” (as described in Exhibit B annexed hereto and made a part hereof) whether paid or accruing before or after the filing by or against Assignor of any petition for relief under the Bankruptcy Code (collectively, the “Rents”).

(d)            Bankruptcy Claims. All of Assignor’s claims and rights (the “Bankruptcy Claims”) to the payment of damages arising from any rejection by a lessee of any Lease under the Bankruptcy Code.

(e)            Lease Guaranties. All of Assignor’s right, title and interest in and claims under any and all lease guaranties, letters of credit and any other credit support (individually, a “Lease Guaranty”, collectively, the “Lease Guaranties”) given by any guarantor in connection with any of the Leases or leasing commissions (individually, a “Lease Guarantor”, collectively, the “Lease Guarantors”) to Assignor.

(f)             Proceeds. All proceeds from the sale or other disposition of the Leases, the Rents, the Lease Guaranties and the Bankruptcy Claims.

(g)            Other. All rights, powers, privileges, options and other benefits of Assignor as lessor under the Leases and beneficiary under the Lease Guaranties, including without limitation the immediate and continuing right to make claim for, receive, collect and receipt for all Rents payable or receivable under the Leases and all sums payable under the Lease Guaranties or pursuant thereto (and to apply the same to the payment of the Debt or the Other Obligations), and to do all other things which Assignor or any lessor is or may become entitled to do under the Leases or the Lease Guaranties.

(h)            Entry. The right, at Lender’s option, upon revocation of the license granted herein, to enter upon the Property in person, by Lender or by court-appointed receiver, to collect the Rents.

(i)             Power of Attorney. Assignor’s irrevocable power of attorney, coupled with an interest, to take any and all of the actions set forth in Section 3.1 of this Assignment and any or all other actions designated by Lender for the proper management and preservation of the Property.

(j)             Other Rights and Agreements. Any and all other rights of Assignor in and to the items set forth in subsections (a) through (i) above, and all amendments, modifications, replacements, renewals and substitutions thereof.

ARTICLE 2 - TERMS OF ASSIGNMENT

Section 2.1             Present Assignment and License Back. It is intended by Assignor that this Assignment constitute a present, absolute assignment of the Leases, Rents, Lease Guaranties and Bankruptcy Claims, and not an assignment for additional security only. Nevertheless, subject to the terms of this Section 2.1 and Section 3.1 hereof, Lender grants to Assignor a revocable license to collect, receive, use and enjoy the Rents, as well as other sums due under the Lease Guaranties. Assignor shall hold the Rents, as well as all sums received pursuant to any Lease Guaranty, or a portion thereof sufficient to discharge all current sums due on the Debt, in trust for the benefit of Lender for use in the payment of such sums.

Section 2.2             Notice to Lessees. Assignor hereby authorizes and directs the lessees named in the Leases or any other future lessees or occupants of the Property and all Lease Guarantors to pay over to Lender or to such other party as Lender directs all Rents and all sums due under any Lease Guaranties upon receipt from Lender of written notice to the effect that Lender is then the holder of this Assignment and that an Event of Default (as defined in the Mortgage) exists, and to continue so to do until otherwise notified by Lender.

Section 2.3             Incorporation by Reference. All representations, warranties, covenants, conditions and agreements contained in the Mortgage and the other Loan Documents as same may be modified, renewed, substituted or extended are hereby made a part of this Assignment to the same extent and with the same force as if fully set forth herein.

ARTICLE 3 - REMEDIES

Section 3.1             Remedies of Lender. Upon the occurrence of an Event of Default, the license granted to Assignor in Section 2.1 of this Assignment shall automatically be revoked, and Lender shall immediately be entitled to possession of all Rents and sums due under any Lease Guaranties, whether or not Lender enters upon or takes control of the Property. In addition, Lender may, at its option, without waiving such Event of Default, without regard to the adequacy of the security for the Indebtedness, either in person or by Lender, nominee or attorney, with or without bringing any action or proceeding, or by a receiver appointed by a court, dispossess Assignor and its agents and servants from the Property, without liability for trespass, damages or otherwise and exclude Assignor and its agents or servants wholly therefrom, and take possession of the Property and all books, records and accounts relating thereto and have, hold, manage, lease and operate the Property on such terms and for such period of time as Lender may deem proper and either with or without taking possession of the Property in its own name, demand, sue for or otherwise collect and receive all Rents and sums due under all Lease Guaranties, including those past due and unpaid with full power to make from time to time all alterations, renovations, repairs or replacements thereto or thereof as Lender may reasonably deem proper and may apply the Rents and sums received pursuant to any Lease Guaranties to the payment of the following in such order and proportion as Lender in its sole discretion may determine, any law, custom or use to the contrary notwithstanding: (a) all expenses of managing and securing the Property, including, without being limited thereto, the salaries, fees and wages of a managing Lender and such other employees or agents as Lender may reasonably deem necessary or desirable and all reasonable expenses of operating and maintaining the Property, including, without being limited thereto, all taxes, charges, claims, assessments, water charges, sewer rents and any other liens, and premiums for all insurance which Lender may reasonably deem necessary or desirable, and the reasonable cost of all necessary or desirable alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Property; and (b) the Indebtedness, together with all costs and reasonable attorneys’ fees. In addition, upon the occurrence of an Event of Default, Lender, at its option, may (1) complete any construction on the Property in such manner and form as Lender deems reasonably advisable, (2) exercise all rights and powers of Assignor, including, without limitation, the right to negotiate, execute, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents from the Property and all sums due under any Lease Guaranties, (3) either require Assignor to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupancy of such part of the Property as may be in possession of Assignor or (4) require Assignor to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Assignor may be evicted by summary proceedings or otherwise.

Section 3.2             Other Remedies. Nothing contained in this Assignment and no act done or omitted by Lender pursuant to the power and rights granted to Lender hereunder shall be deemed to be a waiver by Lender of its rights and remedies under the Note, the Mortgage, the Guaranty or the other Loan Documents and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Lender under the terms thereof. The right of Lender to collect the Indebtedness and to enforce any other security therefor held by it may be exercised by Lender either prior to, simultaneously with, or subsequent to any action taken by it hereunder. Assignor hereby absolutely, unconditionally and irrevocably waives any and all rights to assert any setoff, counterclaim or crossclaim of any nature whatsoever with respect to the obligations of Assignor under this Assignment, the Mortgage, the Note, the Guaranty, the other Loan Documents or otherwise with respect to the Loan in any action or proceeding brought by Lender to collect same, or any portion thereof, or to enforce and realize upon the lien and security interest created by this Assignment, the Mortgage, the Note, the Guaranty, or any of the other Loan Documents (provided, however, that the foregoing shall not be deemed a waiver of Assignor’s right to assert any compulsory counterclaim if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of Assignor’s right to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Lender in any separate action or proceeding).

Section 3.3             Other Security. Lender may take or release other security for the payment of the Indebtedness, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the reduction or satisfaction of the Indebtedness without prejudice to any of its rights under this Assignment.

Section 3.4             Non-Waiver. The exercise by Lender of the option granted it in Section 3.1 of this Assignment and the collection of the Rents and sums due under the Lease Guaranties and the application thereof as herein provided shall not be considered a waiver of any default by Borrower, as applicable, under the Note, the Mortgage, the Guaranty, the Leases, this Assignment or the other Loan Documents. The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Assignment. Assignor shall not be relieved of Assignor’s obligations hereunder by reason of (a) the failure of Lender to comply with any request of Assignor or any other party to take any action to enforce any of the provisions hereof or of the Mortgage, the Note or the other Loan Documents, (b) the release regardless of consideration, of the whole or any part of the Property, or (c) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of this Assignment, the Mortgage, the Note, the Guaranty or any of the other Loan Documents. Lender may resort for the payment of the Indebtedness to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take any action to recover the Indebtedness, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to enforce its rights under this Assignment. The rights of Lender under this Assignment shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

Section 3.5             Bankruptcy. (a)Upon or at any time after the occurrence of an Event of Default, Lender shall have the right to proceed in its own name or in the name of Assignor in respect of any claim, suit, action or proceeding relating to the rejection of any Lease, including, without limitation, the right to file and prosecute, to the exclusion of Assignor, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the lessee under such Lease under the Bankruptcy Code.

(b)            If there shall be filed by or against Assignor a petition under the Bankruptcy Code, and Assignor, as lessor under any Lease, shall determine to reject such Lease pursuant to Section 365(a) of the Bankruptcy Code, then Assignor shall give Lender not less than ten (10) days’ prior notice of the date on which Assignor shall apply to the bankruptcy court for authority to reject the Lease. Lender shall have the right, but not the obligation, to serve upon Assignor within such ten-day period a notice stating that (i) Lender demands that Assignor assume and assign the Lease to Lender pursuant to Section 365 of the Bankruptcy Code and (ii) Lender covenants to cure or provide adequate assurance of future performance under the Lease. If Lender serves upon Assignor the notice described in the preceding sentence, Assignor shall not seek to reject the Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Lender of the covenant provided for in clause (ii) of the preceding sentence.

ARTICLE 4 - NO LIABILITY, FURTHER ASSURANCES

Section 4.1             No Liability of Lender. This Assignment shall not be construed to bind Lender to the performance of any of the covenants, conditions or provisions contained in any Lease or Lease Guaranty or otherwise impose any obligation upon Lender other than as expressly set forth herein. Lender shall not be liable for any loss sustained by Assignor resulting from Lender’s failure to let the Property after an Event of Default or from any other act or omission of Lender in managing the Property after an Event of Default unless such loss is caused by the willful misconduct or bad faith of Lender. Lender shall not be obligated to perform or discharge any obligation, duty or liability under the Leases or any Lease Guaranties or under or by reason of this Assignment and Assignor shall indemnify Lender for, and hold Lender harmless from, any and all liability, loss or damage which may or might be incurred under the Leases, any Lease Guaranties or under or by reason of this Assignment and from any and all claims and demands whatsoever, including the defense of any such claims or demands which may be asserted against Lender by reason of any alleged obligations and undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases or any Lease Guaranties. Should Lender incur any such liability, the amount thereof, including costs, expenses and reasonable attorneys’ fees, shall be secured by this Assignment and by the Mortgage and the other Loan Documents and Assignor shall reimburse Lender therefor within ten (10) days after written demand and upon the failure of Assignor so to do Lender may, at its option, declare all sums secured by this Assignment and by the Mortgage and the other Loan Documents immediately due and payable. This Assignment shall not operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender, nor for the carrying out of any of the terms and conditions of the Leases or any Lease Guaranties; nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other parties, or for any dangerous or defective condition of the Property including, without limitation, the presence of any Hazardous Substances (as defined in the Mortgage), or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger, except if any of the foregoing is caused by the acts or omissions of Lender, in its capacity as a tenant at the Property.

Section 4.2             No Mortgagee in Possession. Nothing herein contained shall be construed as constituting Lender a “mortgagee in possession” in the absence of the taking of actual possession of the Property by Lender. In the exercise of the powers herein granted Lender, no liability shall be asserted or enforced against Lender, all such liability being expressly waived and released by Assignor.

Section 4.3             Further Assurances. Assignor will, at the cost of Assignor, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, conveyances, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require for the better assuring, conveying, assigning, transferring and confirming unto Lender the property and rights hereby assigned or intended now or hereafter so to be, or which Assignor may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Assignment or for filing, registering or recording this Assignment and, on written demand, will execute and deliver, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien and security interest hereof in and upon the Leases.

ARTICLE 5 - MISCELLANEOUS PROVISIONS

Section 5.1             Conflict of Terms. In case of any conflict between the terms of this Assignment and the terms of the Mortgage, the terms of the Mortgage shall prevail.

Section 5.2             No Oral Change. This Assignment and any provisions hereof may not be modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Assignor, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Section 5.3             General Definitions. All capitalized terms not defined herein shall have the respective meanings set forth in the Mortgage. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Assignment may be used interchangeably in singular or plural form and the word “Assignor” shall mean “each Assignor and any subsequent owner or owners of the Property or any part thereof or interest therein,” the word “Lender” shall mean “each Lender and any subsequent holder of the Note or any part thereof, the word “Note” shall mean “the Note and any other evidence of indebtedness secured by the Mortgage,” the word “Property” shall include any portion of the Property and any interest therein, the phrases “attorneys’ fees”, “legal fees” and “counsel fees” shall include any and all attorney’s, paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder; whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

Section 5.4             Inapplicable Provisions. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

Section 5.5             Governing Law.            (A)            THIS ASSIGNMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY ASSIGNOR AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS ASSIGNMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS WITH RESPECT TO THE PROPERTY SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, ASSIGNOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS ASSIGNMENT AND THE NOTE, AND THIS ASSIGNMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR ASSIGNOR ARISING OUT OF OR RELATING TO THIS ASSIGNMENT MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE COUNTY OF SUFFOLK, STATE OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND ASSIGNOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND ASSIGNOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. ASSIGNOR DOES HEREBY DESIGNATE AND APPOINT

Rechler Equity Partners
225 Broadhollow Road, Suite 184W
Melville, New York 11747
Attention: Gregg Rechler

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN THE COUNTY OF SUFFOLK, STATE OF NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO ASSIGNOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON ASSIGNOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. ASSIGNOR (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN THE STATE OF NEW YORK (WHICH SUBSTITUTE LENDER AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN THE STATE OF NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

Section 5.6             Termination of Assignment. Upon payment in full of the Indebtedness, this Assignment shall become and be void and of no effect and, upon request of Assignor, Lender shall deliver a termination of this Assignment, duly executed and in form for recording.

Section 5.7             Notices. All notices or other written communications hereunder shall be delivered in accordance with the terms of the Mortgage.

Section 5.8             Waiver of Trial by Jury. ASSIGNOR AND LENDER, EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THE NOTE, THIS ASSIGNMENT, THE NOTE, OR THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

Section 5.9             [Intentionally Omitted.]

Section 5.10           Headings, Etc. The headings and captions of various paragraphs of this Assignment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

ARTICLE 6 - STATE-SPECIFIC PROVISIONS

Section 6.1             Inconsistencies. In the event of any inconsistencies between the terms and conditions of this Article 6 and the other terms and provisions of this Assignment, the terms and conditions of Article 6 shall control and be binding.

Section 6.2             Section 291-F Agreement. This Assignment is intended to be, and shall operate as, the agreement described in Section 291-f of the Real Property Law of the State of New York and shall be entitled to the benefits afforded thereby. Assignor hereby covenants and agrees that Assignor shall not, without the consent of Lender collect any Rents (exclusive of security deposits) more than thirty (30) days in advance of the time when the same shall become due. Assignor shall (unless such notice is contained in a Lease) deliver notice of this Assignment in form and substance acceptable to Lender, to all present and future holders of any interest in any Lease, by assignment or otherwise, and shall take such other action as may now or hereafter be reasonably required to afford Lender the full protections and benefits of Section 291-f. Assignor shall request the recipient of any such notice to acknowledge the receipt thereof.

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IN WITNESS WHEREOF, Assignor has executed this Assignment the day and year first above written.

ASSIGNOR:

REP 80 ARKAY DRIVE, LLC

By:	Rechler Management, LLC
Its Management

By:	/s/ Gregg Rechler
Name: Gregg Rechler
Title: Authorized Representative

ACKNOWLEDGMENT

STATE OF NEW YORK	)
: ss.:
COUNTY OF	)

On the 12th day of March, in the year 2012, before me, the undersigned, personally appeared Gregg Rechler, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Matthew C. Lamstein
Notary Public

MATTHEW C. LAMSTEIN
Notary Public, State of New York
No. 02LA6130967
Qualified in Nassau County
Commission Expires July 25, 2012

EXHIBIT A

LEGAL DESCRIPTION OF PROPERTY

EXHIBIT B

DESCRIPTION OF LEASES AND RENTS

As used in Subsection 1.1(a), the term “leases” shall mean all leases, subleases, licenses, franchises, concessions or grants of other possessory interests, tenancies, and any other agreements affecting the use, possession or occupancy of the Property or any part thereof (including, without limitation, guest rooms, restaurants, bars, conference and meeting rooms, and banquet halls and other public facilities), whether now or hereafter existing or entered into (including, without limitation, any use or occupancy arrangements created pursuant to Section 365(d) of the Bankruptcy Code or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings, or any assignment for the benefit of creditors, in respect of any tenant or occupant of any portion of the Property) and all amendments, modifications, supplements, extensions or renewals thereof, whether now or hereafter existing and all amendments, modifications, supplements, extensions or renewals thereof. As used in Subsection 1.1(a) the term “lease provisions” shall mean the right to enforce, whether at law or in equity or by any other means, all terms, covenants and provisions of the Leases.

As used in Subsection 1.1(c), the term “rents” shall mean all rents, issues, profits, royalties (including all oil and gas or other hydrocarbon substances), earnings, receipts, revenues, accounts, account receivable, security deposits and other deposits (subject to the prior right of the tenants making such deposits) and income, including, without limitation, fixed, additional and percentage rents, and all operating expense reimbursements, reimbursements for increases in taxes, sums paid by tenants to Assignor to reimburse Assignor for amounts originally paid or to be paid by Assignor or Assignor’s Lenders or affiliates for which such tenants were liable, as, or example, tenant improvements costs in excess of any work letter, lease takeover costs, moving expenses and tax and operating expense pass-throughs for which a tenant is solely liable, parking, maintenance, common area, tax, insurance, utility and service charges and contributions, proceeds of sale of electricity, gas, heating, air-conditioning and other utilities and services, deficiency rents and liquidated damages, and other benefits now or hereafter derived from any portion of the Property or otherwise due and payable or to become due and payable as a result of any ownership, use, possession, occupancy or operation thereof and/or services rendered, goods provided and business conducted in connection therewith (including any payments received pursuant to Section 502(b) of the Bankruptcy Code or otherwise in arrangement, insolvency, dissolution, receivership or similar proceedings, or any assignment for the benefit of creditors, in respect of any tenant or other occupants of any portion of the Property and all claims as a creditor in connection with any of the foregoing) and all cash or security deposits, advance rentals, and all deposits or payments of a similar nature relating thereto, now or hereafter, including during any period of redemption, derived from the Property or any portion thereof and all proceeds from the cancellation, surrender, sale or other disposition of the Leases.